Investments in associates and joint ventures	12 Months Ended
Dec. 31, 2018
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Investments in associates and joint ventures

20. Investments in associates and joint ventures

	Joint		2018	Joint		2017
	ventures	Associates	Total	ventures	Associates	Total
	£m	£m	£m	£m	£m	£m
At 1 January	13	170	183	19	244	263
Exchange adjustments	1	11	12	(2)	(10)	(12)
Additions	1	9	10	—	15	15
Disposals	0	0	0	—	(92)	(92)
Distributions received	0	(40)	(40)	(1)	(1)	(2)
Other movements	1	39	40	—	(2)	(2)
Profit/(loss) after tax recognised in the consolidated income statement	3	28	31	(3)	16	13

At 31 December	19	217	236	13	170	183

The Group held one significant associate at 31 December 2018, Innoviva, Inc. At 31 December 2018, the Group owned 32 million shares or 31.7% of Innoviva, which is a biopharmaceutical company listed on NASDAQ. Innoviva partnered with GSK in the development of the long acting beta agonist vilanterol and currently receives royalty income from sales of products that contain this component, namely Relvar/Breo Ellipta and Anoro Ellipta. It also has a 15% economic interest in royalties paid by GSK on sales of Trelegy Ellipta. The remaining 85% of the economic interest in these royalties is held by Theravance Biopharma Inc., in which the Group holds 17.4% of the common stock. The investment in Innoviva had a market value of £440 million at 31 December 2018 (2017 – £336 million).

Summarised balance sheet information, based on published information, in respect of Innoviva is set out below:

	At 31 December	At 31 December
	2018	2017
	£m	£m
Non-current assets	275	124
Current assets	157	148

Current liabilities	(4)	(26)
Non-current liabilities	(302)	(426)

Net assets/(liabilities)	126	(180)

	2018	2017
	£m	£m
Interest in associated undertaking	40	(57)
Goodwill	91	86
Fair value and other adjustments	58	118

Carrying value at 31 December	189	147